Filed Pursuant to Rule 497

File No. 333-216138

Rule 482ad

PRICING TERM SHEET

August 16, 2017

$42,500,000

Stellus Capital Investment Corporation

1,700,000

5.750% Notes due 2022

The following sets forth the final terms of the 5.750% Notes due 2022 and should only be read together with the preliminary prospectus supplement dated August 16, 2017, together with the accompanying prospectus dated April 3, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Stellus Capital Investment Corporation
Securities Offered	1,700,000 5.750% Notes due 2022
Principal Amount	$42,500,000
Option to Purchase Additional Notes	$6,375,000 principal amount
Maturity	September 15, 2022, unless earlier redeemed
Coupon	5.750%
Interest Payment Dates	March 15, June 15, September 15 and December 15, commencing December 15, 2017
Record Dates	March 1, June 1, September 1 and December 1
Trade Date	August 16, 2017
Settlement Date	August 21, 2017 (DTC)
Public Offering Price	$25.00 per Note
Underwriters’ Purchase Price from Issuer	$24.25 per Note
Net Proceeds to the Issuer (before expenses)	$41,225,000 (assuming no exercise of the underwriters’ option to purchase additional Notes)
Denominations	$25 and integral multiples of $25 in excess thereof
Optional Redemption	The Notes may be redeemed in whole or in part at any time or from time to time at the Issuer’s option on or after September 15, 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. See “Description of the Notes—Optional Redemption”
Listing	The Issuer intends to list the Notes on the New York Stock Exchange within 30 days of the original issue date under the trading symbol “SCA.”
CUSIP/ISIN	858568 306 / US8585683068

Filed Pursuant to Rule 497

File No. 333-216138

Rule 482ad

Use of Proceeds:	The Issuer intends to use the net proceeds from this offering to redeem its outstanding indebtedness under its 6.50% notes due 2019, which currently amounts to $25.0 million, plus accrued and unpaid interest. The Issuer intends to use any remaining proceeds after redemption of the 6.50% Notes to repay a portion of the amount outstanding under its credit facility.
Sole Book-Running Manager	Keefe, Bruyette & Woods, A Stifel Company
Co-Lead Managers	Janney Montgomery Scott Ladenburg Thalmann
Co-Managers	BB&T Capital Markets Oppenheimer & Co.
Certain Covenants	The indenture governing the Notes will include the covenants described under “Description of the Notes—Other Covenants” in the Preliminary Prospectus.

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell the Notes and is not soliciting an offer to buy the Notes in any jurisdiction where the offer or sale is not permitted.

Stellus Capital Investment Corporation (“Stellus”) has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents Stellus has filed with the SEC for more complete information about Stellus and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the prospectus and the preliminary prospectus supplement, when available, may be obtained from: Keefe, Bruyette & Woods, Inc., Attention: Debt Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, telephone: (800) 966-1559.